UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	MAY 22, 2007

NORTEL NETWORKS LIMITED

(Exact name of Registrant as Specified in Charter)

CANADA	000-30758	62-12-62580

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

195 THE WEST MALL, TORONTO, ONTARIO, CANADA	M9C 5K1

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	905-863-7000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
On May 22, 2007, Nortel Networks Corporation issued a press release announcing that the Ontario Securities Commission (“OSC”) issued an Order approving the Settlement Agreement reached by the Staff of the OSC with Nortel Networks Corporation and its principal operating subsidiary Nortel Networks Limited.
Such press release is attached hereto as Exhibit 99.1, and such press release is incorporated by reference herein (other than information included on or linked from the registrant’s website, referenced in such release, which is not incorporated by reference into this report).
NNC owns all the registrant’s common shares and the registrant is NNC’s principal direct operating subsidiary.
Item 9.01   Financial Statements and Exhibits
(c)  Exhibits
          99.1     Press Release issued by Nortel Networks Corporation on May 22, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ Gordon A. Davies
Gordon A. Davies
Chief Legal Officer and Corporate Secretary

By:	/s/ Anna Ventresca
Anna Ventresca
Assistant Secretary

Dated:  May 22, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Nortel Networks Corporation on May 22, 2007.